NOTE 6. OTHER FINANCING RECEIVABLES	12 Months Ended
Dec. 31, 2014
Note 6. Other Financing Receivables
OTHER FINANCING RECEIVABLES

The following lists the components of other financing receivables:

	December 31,	December 31,
	2014	2013

Minimum financing payments receivable	$50,175	$—
Less: Allowance for doubtful accounts	(374)	—
Net minimum financing payments receivable	49,801	—
Less: unearned interest income	(1,295)	—

Other financing receivables	$48,506	$—

Other financing receivables arise from:

•	The financing for the insurance and taxes related to the purchase of a new commercial vehicle as part of the peer stores business, for which the Company enters into monthly installment arrangements with its customers for approximately 10 months;
•	Loans made from the K-Lend P2P platform, for which the Company enters into a six-month lending agreement with a customer with principal and interest payable in full at maturity;
•	Outstanding receivables from K-Pay users, which are due and payable in full on a monthly basis.

For commercial vehicles purchased through peer stores, the majority shareholder or the legal representative of the peer store provides a full guarantee to the Company and also the peer store provides a pledge of the ownership of the commercial vehicle to the Company to secure the installment payments. As of December 31, 2014 and December 31, 2013, the aggregate effective interest rate on the financing for insurance and taxes related to the purchase of a new commercial vehicle through peer stores is approximately 12.84% and nil per annum, respectively. As of December 31, 2014 the interest rate charged for K-Lend loans was 8.5% per annum. For K-Pay receivables, the user must pass through an application process and provide guarantees and collateral such as a commercial vehicle, security deposit or real estate.